Blue Sphere Corporation 8-K/A

Exhibit 99.2

FINANCIAL STATEMENTS

FUTURIS PAPIA S.p.A.

INTERIM CONDENSED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

F-1

 INDEPENDENT AUDITORS’ REPORT

To the Shareholders of Futuris Papia S.p.A.

We have reviewed the accompanying condensed interim balance sheet of Futuris Papia S.p.A. (the "Company") as of June 30, 2017, and the related condensed interim statements of operations and comprehensive income for the six-month periods ended June 30, 2017 and 2016, and of cash flows and changes in shareholders’ equity for the six-month periods ended June 30, 2017 and 2016 (the “interim financial information").

Management’s Responsibility for the Interim Financial Information

The Company’s management is responsible for the preparation and fair presentation of the interim financial information in accordance with accounting principles generally accepted in the United States of America; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial information in accordance with the accounting principles generally accepted in the United States of America.

Auditors’ Responsibility

Our responsibility is to conduct our reviews in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial information. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information.

Accordingly, we do not express such an opinion.

Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the interim financial information referred to above for it to be in accordance with accounting principles generally accepted in the United States of America.

Report on Condensed Balance Sheet as of December 31, 2016

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of the Company as of December 31, 2016, and the related statements of operations, statements of comprehensive loss, statements of changes in shareholders’ equity, and statements of cash flows for the year then ended (not presented herein); and we expressed an unmodified audit opinion on those audited financial statements in our report dated November 16, 2017. In our opinion, the accompanying condensed balance sheet of the Company as of December 31, 2016, is consistent, in all material respects, with the audited financial statements from which it has been derived.

DELOITTE & TOUCHE S.p.A.

Andrea Restelli

Partner

Milan, Italy

November 16, 2017

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FUTURIS PAPIA S.p.A.

CONDENSED BALANCE SHEETS

 (U.S. dollars in thousands)

	June 30, 2017	December 31, 2016
Assets	Unaudited	Audited
CURRENT ASSETS:
Cash and cash equivalents	$48	$108
Inventory	67	40
Trade receivables	531	504
Other current assets	369	440
Total current assets	1,015	1,092

PROPERTY, PLANT AND EQUIPMENT, net	1,840	1,783

Total assets	$2,855	$2,875

Liabilities and Stockholders’ Equity
CURRENT LIABILITIES:
Current maturities of long-term bank loans	$203	$190
Accounts payables	295	277
Other accounts payables	301	207
Total current liabilities	799	674

LOAN FROM SHAREHOLDERS	805	823

ASSET RETIREMENT OBLIGATION	33	34

LONG TERM BANK LOAN, NET OF CURRENT MATURITIES	1,203	1,177

LONG TERM LOANS AND LIABILITIES	2,041	2,034

CONTINGENCIES (Note 7)

TOTAL LIABILITIES	2,840	2,708

STOCKHOLDERS’ EQUITY:
Share Capital:
Share Capital Authorized: 120,000 Euro at June 30, 2017 and 100,000 Euro at December 31, 2016. Issued and outstanding: 120,000 Euro at June 30, 2017 and 100,000 Euro at December 31, 2016, respectively.	141	118
Additional paid-in capital	427	642
Accumulated Other Comprehensive Income and other reserves	2	(71)
Accumulated deficit	(555)	(522)
Total Stockholders’ Deficit	15	167
Total liabilities and Stockholders’ Deficit	$2,855	$2,875

The accompanying notes are an integral part of the condensed financial statements.

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FUTURIS PAPIA S.p.A.

CONDENSED STATEMENTS OF OPERATIONS

(U.S. dollars in thousands)

	Six-months ended June 30
	2017	2016
	(Unaudited)	(Unaudited)

REVENUES	$672	$1,033
COST OF REVENUES	889	920
GROSS PROFIT (LOSS)	(217)	113

GENERAL AND ADMINISTRATION EXPENSES	126	70
OPERATING INCOME (LOSS)	(343)	43

FINANCIAL EXPENSES, net	(85)	(93)
OTHER LOSS	(13)	—

NET LOSS BEFORE INCOME TAXES	(441)	(50)
INCOME TAXES	—	—
NET LOSS FOR THE PERIOD	$(441)	$(50)

The accompanying notes are an integral part of the condensed financial statements.

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FUTURIS PAPIA S.p.A.

CONDENSED STATEMENTS OF COMPREHENSIVE LOSS

(U.S. dollars in thousands)

	Six months ended June 30
	2017	2016
	(Unaudited)	(Unaudited)
NET LOSS	$(441)	$(50)
Other comprehensive income loss, net of tax:
Currency translation adjustments	73	69
TOTAL COMPREHENSIVE LOSS	$(368)	$19

The accompanying notes are an integral part of the condensed financial statements.

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FUTURIS PAPIA S.p.A.

 STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (UNAUDITED)

(U.S. dollars in thousands)

	Capital Share	Accumulated Other Comprehensive Income and other reserves	Additional Paid- in Capital	Accumulated Deficit	Total Stockholders’ Equity

BALANCE AT DECEMBER 31, 2016 (Audited)	$118	(71)	$642	$(522)	$167
CHANGES DURING THE PERIOD OF SIX MONTHS ENDED JUNE 30, 2017 (Unaudited):
Conversion of shareholders loan	—	—	216	—	216
Legal reserve	23		(431)	408	—
Comprehensive Income (loss)	—	73	—	(441)	(368)
BALANCE AT JUNE 30, 2017 (Unaudited)	$141	$2	$427	$(555)	$15

	Capital Share	Accumulated Other Comprehensive Income and other reserves	Additional Paid- in Capital	Accumulated Deficit	Total Stockholders’ Equity

BALANCE AT DECEMBER 31, 2015 (Audited)	$118	(66)	$642	$(439)	$255
CHANGES DURING THE PERIOD OF SIX MONTHS ENDED JUNE 30, 2016 (Unaudited):
Legal reserve	—	5	—	(5)	—
Comprehensive Income (loss)	—	69	—	(50)	19
BALANCE AT JUNE 30, 2016 (Unaudited)	$118	$8	$642	$(494)	$274

The accompanying notes are an integral part of the condensed financial statements.

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FUTURIS PAPIA S.p.A.

CONDENSED STATEMENTS OF CASH FLOWS

(U.S. dollars in thousands)

	Six months ended June 30
	2017	2016
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss for the period	$(441)	$(50)
Adjustments required to reconcile net loss to net cash used in operating activities:

Depreciation	86	87
Expense in respect of loans	(4)	5
Other loss	3	—

Increase (decrease) in inventory	(23)	11
Increase (decrease) in accounts receivables	14	131
Decrease (increase) in other receivables	50	(93)
Increase (decrease) in accounts payables	(5)	(62)
Increase in other account payables	125	(3)
Increase in Asset Retirement Obligation	(1)	1
Net cash from (used) in operating activities	(196)	27
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shareholders loans	133	—
Repayment of bank loans	(68)	(67)
Net cash provided by (used for) financing activities	65	(67)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(131)	(40)

EFFECT OF CHANGES IN EXCHANGE RATES ON CASH BALANCES IN FOREIGN CURRENCIES	71	70

NET DECREASE IN CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	(60)	30

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	108	312

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$48	$342
NON-CASH TRANSACTION:

Conversion of shareholders loan into equity	216	—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:

Interest	$36	$41

The accompanying notes are an integral part of the condensed financial statements.

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FUTURIS PAPIA S.p.A.

NOTES TO CONDENSED FINANCIAL STATEMENTS (unaudited)

(U.S. dollars in thousands)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared on the same basis as the audited annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the financial position and results of operations of Futuris Papia S.p.A (the “Company”). These financial statements and notes thereto are unaudited and should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2016. The results of operations for the six-months ended June 30, 2017 are not necessarily indicative of results that could be expected for the entire fiscal year.

NOTE 2 – GENERAL

FUTURIS PAPIA S.p.A. (the “Company”), is focused on clean energy production and waste to energy markets. The Company was a limited liability company and was organized under the laws of Italy on December 11, 2009 and was registered with the Companies Register of Udine on December 17, 2009. The Company owns and operates a 995 Kw plant for the production of electricity from vegetal oil located in Udine, Italy. In 2017 the Company was converted into Futuris Papia S.p.A., a joint stock company organized under the laws of Italy. The Company is mainly engaged in the sale of electricity production to Gestore dei Servizi Energetici S.p.A. (“GSE”), a state-owned company, pursuant to the Company’s power purchase agreement with GSE.

NOTE 3 – CONDENSED FINANCIAL STATEMENTS

The accompanying unaudited condensed financial statements as of June 30, 2017 and for the six-months have been prepared in accordance with accounting principles generally accepted in the United States relating to the preparation of financial statements for interim periods. Accordingly, they do not include all the information and footnotes required for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six-months ended June 30, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017.

The June 30, 2016 Condensed Balance Sheet data was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America. These financial statements should be read in conjunction with the financial for the year ended December 31, 2016.

NOTE 4 – SIGNIFICANT ACCOUNTING POLICIES

A.	Unaudited Interim Financial Statements

The accompanying unaudited interim condensed financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 10 of U.S. Securities and Exchange Commission Regulation S-X. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included (consisting only of normal recurring adjustments except as otherwise discussed).

For further information, reference is made to the financial statements and footnotes thereto included in the Company’s financial statements for the year ended December 31, 2016.

Operating results for the six-months ended June 30, 2017, are not necessarily indicative of the results that may be expected for the year ended December 31, 2017.

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FUTURIS PAPIA S.p.A.

NOTES TO CONDENSED FINANCIAL STATEMENTS (unaudited)

(U.S. dollars in thousands)

B.	Significant Accounting Policies

The significant accounting policies followed in the preparation of these unaudited interim condensed financial statements are identical to those applied in the preparation of the latest annual financial statements.

C.	Recent Accounting Standards

In January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. This guidance narrows the definition of a business. This standard provides guidance to assist entities with evaluating when a set of transferred assets and activities is a business. This guidance is effective for interim and annual reporting periods beginning after December 15, 2017, and early adoption is permitted. This guidance must be applied prospectively to transactions occurring within the period of adoption. The Company expects to adopt this guidance effective January 1, 2018. The Company does not expect the adoption of this guidance to have a material impact on its financial position, results of operations or cash flows.

In January 2017, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This guidance eliminates Step 2 from the goodwill impairment test, instead requiring an entity to recognize a goodwill impairment charge for the amount by which the goodwill carrying amount exceeds the reporting unit’s fair value. This guidance is effective for interim and annual goodwill impairment tests in fiscal years beginning after December 15, 2019, and early adoption is permitted. This guidance must be applied on a prospective basis. The Company expects to adopt this guidance for interim and annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect the adoption of this guidance to have a material impact on its financial position, results of operations or cash flows.

In May 2017, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2017-9, Stock Compensation (Topic 718): Scope of Modification Accounting. The ASU limits the circumstances in which an entity applies modification accounting. When an award is modified, an entity does not apply the guidance in ASC 718-20-35-3 through 35-9 if it meets all of the following criteria: (i) The fair value (or calculated value or intrinsic value, if such an alternative measurement method is used) of the modified award is the same as the fair value (or calculated value or intrinsic value, if such an alternative measurement method is used) of the original award immediately before the original award is modified. (ii) The vesting conditions of the modified award are the same as the vesting conditions of the original award immediately before the original award is modified. (iii) The classification of the modified award as an equity instrument or a liability instrument is the same as the classification of the original award immediately before the original award is modified. The ASU also removes the guidance in ASC 718 stating that modification accounting is not required when an entity adds an antidilution provision as long as that modification is not made in contemplation of an equity restructuring.

In July 2017, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral. The ASU applies to issuers of financial instruments with down-round features. It amends (1) the classification of such instruments as liabilities or equity by revising the guidance in ASC 815 on the evaluation of whether instruments or embedded features with down-round provisions must be accounted for as derivative instruments and (2) the guidance on recognition and measurement of the value transferred upon the trigger of a down-round feature for equity-classified instruments by revising ASC 260. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other organizations, the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted.

In August 2017, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update 2017-12, or ASU, 2017-815, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. This ASU amends ASC 815 to “better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.” to (1) improve the transparency of information about an entity’s risk management activities and (2) simplify the application of hedge accounting. The ASU is effective for public business entities for fiscal years beginning after December 15, 2018, and interim periods therein. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods beginning after December 15, 2020. Early adoption is permitted.

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FUTURIS PAPIA S.p.A.

NOTES TO CONDENSED FINANCIAL STATEMENTS (unaudited)

(U.S. dollars in thousands)

D.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 5 – FAIR VALUE MEASUREMENT

The Company’s financial assets and liabilities that are measured at fair value on a recurring basis by level within the fair value hierarchy are as follows (in thousands):

	As of June 30, 2017
	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate swap contract	$56	$—	$—	$56
Total liabilities	$56	$—	$—	$56

	Balance as of December 31, 2016
	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate swap contract	$55	$—	$—	$55
Total liabilities	$55	$—	$—	$55

NOTE 6 – INVENTORY

Inventory, net of reserves consisted of the following:

	June 30,
	2017	2016
	(U.S. $ in thousands)
Vegetal oil	$59	$40
Prepaid vegetal oil	8	—
	$67	$40

NOTE 7 – CONTINGENCIES

From time to time the Company may be a party to commercial and litigation matters involving claims against the Company. None of the Company’s directors, officers, non-affiliates, or any owner of record or beneficially of more than five percent of the Company’s Common Stock, is involved in a material proceeding adverse to the Company and its subsidiaries or has a material interest adverse to the Company or its subsidiaries. The Company accrues a liability for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. In management’s opinion, there are no current matters that would have a material effect on the Company’s financial position or results of operations and no contingent liabilities requiring accrual as of June 30, 2017.

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